Exhibit 99.2

COLONY NORTHSTAR, INC. ANNOUNCES PARTIAL REDEMPTION OF 8.25%

SERIES B CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK

LOS ANGELES & NEW YORK—(BUSINESS WIRE)—SEPTEMBER 13, 2017—Colony NorthStar, Inc. (NYSE: CLNS) (“Colony NorthStar” or the “Company”), a leading global real estate and investment management firm, today announced that it intends to redeem 6,335,100 shares (the “Redeemed Shares”), representing approximately 45.3% of the 13,998,905 issued and outstanding shares, of its 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock (NYSE: CLNSPrB) (the “Series B Preferred Shares”) on October 13, 2017 (the “Redemption Date”). The redemption of the Redeemed Shares is contingent upon the closing of the Company’s offering of its 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, which offering was announced by the Company on September 13, 2017 and is anticipated to close on or about September 22, 2017.

The Redeemed Shares will be redeemed at a cash redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) from August 15, 2017 up to, but not including, the Redemption Date (the “Redemption Price”). Dividends on the Redeemed Shares will cease to accrue on the Redemption Date. Upon redemption, the Redeemed Shares will no longer be outstanding, and all rights of the holders of such shares will terminate, except the right of the holders to receive the cash payable upon such redemption, without interest.

All shares of Series B Preferred Shares are held in book-entry form through the Depository Trust Company (“DTC”). The Redeemed Shares will be redeemed pro rata and in accordance with the procedures of DTC. Payment to DTC for the Redeemed Shares will be made by American Stock Transfer & Trust Company, LLC, as redemption agent (the “Redemption Agent”).

The address for the Redemption Agent is as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attn: General Counsel

The Company’s Board of Directors has also authorized the redemption of some or all of any remaining issued and outstanding Series B Preferred Shares from time to time (the “Remaining Shares”), but no later than December 31, 2017. The amount of the Remaining Shares to be redeemed, and the applicable redemption date, will be determined by the Company, and may be contingent upon the occurrence of certain events. This authorization does not obligate the Company to redeem any particular amount of the Remaining Shares, and the specifics of any particular redemption will be disclosed by the Company, as applicable, in subsequent press releases.

This press release does not constitute a notice of redemption under the Company’s Articles of Amendment and Restatement governing the Series B Preferred Shares.

About Colony NorthStar, Inc.

Colony NorthStar, Inc. is a leading global real estate and investment management firm. The Company resulted from the January 2017 merger between Colony Capital, Inc., NorthStar Asset Management Group Inc. and NorthStar Realty Finance Corp. The Company has significant property holdings in the healthcare, industrial and hospitality sectors, other equity and debt investments and an embedded institutional and retail investment management business. The Company currently has assets under management of $56 billion and manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded real estate investment trusts and registered investment companies. In addition, the Company owns NorthStar Securities, LLC, a captive broker-dealer platform which raises capital in the retail market. The firm maintains principal offices in Los Angeles and New York, with more than 500 employees in offices located across 18 cities in ten countries. The Company will elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.clns.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, our failure to achieve anticipated synergies in and benefits of the completed merger among NorthStar Asset Management Group Inc., Colony Capital, Inc. and NorthStar Realty Finance Corp., Colony NorthStar’s liquidity, including its ability to complete identified monetization transactions and other potential sales of non-core investments, whether the Company will be able to maintain its qualification as a REIT for U.S. federal income tax purposes, the timing of and ability to deploy available capital, the timing of and ability to complete repurchases of the Company’s stock, the Company’s ability maintain inclusion and relative performance on the MSCI U.S. REIT Index, the Company’s leverage, including the timing and amount of borrowings under its credit facility, increased interest rates and operating costs, adverse economic or real estate developments in the Company’s markets, the Company’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, defaults on or non-renewal of leases by tenants, the impact of economic conditions on the borrowers of the Company’s commercial real estate debt investments and the commercial mortgage loans underlying its commercial mortgage backed securities, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. For a detailed discussion of the risks and uncertainties that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on February 28, 2017 and other risks described in documents subsequently filed by the Company from time to time in the future with the SEC.

The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Source: Colony NorthStar, Inc.

Investor Contacts:

Colony NorthStar, Inc.

Darren J. Tangen

Executive Vice President and Chief Financial Officer

310-552-7230

or

Addo Investor Relations

Lasse Glassen

310-829-5400